Rule 497(e)
File Nos. 333-52956 and 811-07549

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated November 23, 2009
To the Prospectus dated May 1, 2009 for the
Variable Annuity-1 Series Account
of Great-West Life & Annuity Insurance Company

On August 14, 2009, The Board of Trustees of the Federated International Equity Fund II (the “Portfolio”) approved the liquidation of the Portfolio on or around March 12, 2010 (the “Liquidation”).   The Portfolio may begin liquidating its portfolio assets starting on or about January 12, 2010.

Any assets remaining in the Portfolio as of the date the Portfolio liquidates will be defaulted to the Schwab Money Market Portfolio™.

Accordingly, the following paragraph is added to the end of the Federated International Equity Fund II Portfolio’s description in the “The Portfolios” section on page 18 of the Prospectus:

“On or about March 12, 2010 (the “Effective Date”), the assets of the Portfolio will be liquidated, known liabilities satisfied, and remaining proceeds distributed to the Series Account, which will make distributions to the Owners.  Upon completion of the Liquidation, the Portfolio will make liquidating distributions to the Series Account, which will make distributions to the Owners equal to the Owner’s proportionate interest in the net assets of the Portfolio, in complete redemption and cancellation of the Portfolio’s shares held by the Owner, and the Portfolio will be dissolved. All distributions will be invested in the Schwab Money Market Portfolio™.”

* * * * *

The principal investment objective of the PIMCO High Yield Portfolio (the “PIMCO Portfolio”) has been changed.  Effective immediately, the description of the PIMCO Portfolio on page 22 is deleted in its entirety and replaced with the following:

“PIMCO VIT High Yield Portfolio–Administrative Class Shares seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures or swap agreements, rated below investment grade by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.  The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which, as of March 31, 2008 was 4.64 years. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will limit its exposure to foreign currency (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio may also invest up to 10% of its total assets in preferred stocks.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.